Exhibit 10.3

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F of Cadbury Schweppes plc (the “Company”) for the fiscal year ending December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Kappler, Chief Financial Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 6, 2004
/s/David Kappler

David Kappler
Chief Financial Officer